UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2013

Independence Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina                          333-121485                           20-1734180

(State or other jurisdiction            (Commission                       (IRS Employer

          of incorporation)                 File Number)                     Identification No.)

500 East Washington Street, Greenville, South Carolina, 29601

(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (864) 672-1776

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)  APPOINTMENT OF CERTAIN OFFICERS.

Independence Bancshares, Inc. (the "Company"), announced that effective December 30, 2013, Martha L. Long, 54, has been named Chief Financial Officer of the Company following receipt on December 27, 2013 of regulatory nonobjection from the Federal Reserve Bank of Richmond to serve in that position.  Ms. Long has served as Chief Financial Officer of the Company’s wholly owned subsidiary, Independence National Bank (the "Bank"), since August 2012 and previously assisted the Bank with financial accounting matters as an independent contractor beginning in June 2011.  There was no change to Ms. Long’s compensation arrangements with the Company as a result of her appointment to the position of Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE BANCSHARES, INC.

Dated: December 30, 2013	By: /s/ Gordon A. Baird
Gordon A. Baird
Chief Executive Officer